SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 5, 2004

Wells Real Estate Fund XII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-30287	58-2438242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund XII, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated October 5, 2004 to provide the required pro forma financial statements relating to the sale of the Johnson Matthey Building on October 5, 2004, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following unaudited pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: December 10, 2004

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WELLS REAL ESTATE FUND XII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sale of the Johnson Matthey Building by The Wells Fund XI-Fund XII-REIT Joint Venture (the “Joint Venture”), a joint venture among the Registrant, Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net proceeds therefrom occurred on September 30, 2004. The Registrant holds an equity interest of approximately 17.09% in the Joint Venture, which owned 100% of the Johnson Matthey Building.

The following unaudited pro forma statements of operations for the year ended December 31, 2003, and the nine months ended September 30, 2004, have been prepared to give effect to the sale of the Johnson Matthey Building as if the disposition occurred on January 1, 2003. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Johnson Matthey Building if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Johnson Matthey Building been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND XII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$27,269,647	$(1,240,104	)(b)	$26,029,543
Cash and cash equivalents	169,735	1,653,361	(c)	1,823,096
Due from joint ventures	545,841	0		545,841

Total assets	$27,985,223	$413,257		$28,398,480

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$27,219	$0		$27,219
Partnership distribution payable	437,107	0		437,107

Total liabilities	464,326	0		464,326

Partners’ capital:
Limited partners:
Cash Preferred – 2,914,050 units outstanding	25,645,385	158,422	(d)	25,803,807
Tax Preferred – 647,069 units outstanding	1,875,512	254,835	(d)	2,130,347
General partners	0	0		0

Total partners’ capital	27,520,897	413,257		27,934,154

Total liabilities and partners’ capital	$27,985,223	$413,257		$28,398,480

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on the Johnson Matthey Building of $413,257 less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of the Johnson Matthey Building of $1,653,361.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of the Johnson Matthey Building.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Johnson Matthey Building. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND XII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,634,000	$(86,257	)(b)	$1,547,743

EXPENSES:
Partnership administration	157,906	0		157,906
Legal and accounting	17,952	0		17,952
Other general and administrative	7,898	0		7,898

	183,756	0		183,756

INTEREST INCOME	528	0		528

NET INCOME (LOSS)	$1,450,772	(86,257)		$1,364,515

NET INCOME (LOSS) ALLOCATED TO:
CASH PREFERRED LIMITED PARTNERS	$2,563,592	(129,915)		$2,433,677

TAX PREFERRED LIMITED PARTNERS	$(1,112,820)	43,658		$(1,069,162)

NET INCOME (LOSS) PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.89			$0.84

TAX PREFERRED	$(1.63)			$(1.57)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	2,880,184			2,880,184

TAX PREFERRED	680,935			680,935

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Johnson Matthey Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Johnson Matthey Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND XII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$1,285,021	$(75,130	)(b)	$1,209,891

EXPENSES:
Partnership administration	126,124	0		126,124
Legal and accounting	29,983	0		29,983
Other general and administrative	1,159	0		1,159

	157,266	0		157,266

OTHER INCOME	115	0		115

NET INCOME (LOSS)	$1,127,870	$(75,130)		$1,052,740

NET INCOME (LOSS) ALLOCATED TO:
CASH PREFERRED LIMITED PARTNERS	$1,854,848	$(101,957)		$1,752,891

TAX PREFERRED LIMITED PARTNERS	$(726,978)	$26,827		$(700,151)

NET INCOME (LOSS) PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.63			$0.60

TAX PREFERRED	$(1.14)			$(1.10)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	2,924,050			2,924,050

TAX PREFERRED	637,069			637,069

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ending September 30, 2004.
(b)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Johnson Matthey Building for the nine months ended September 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Johnson Matthey Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

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